                              FIRST AMENDMENT TO
                                LOAN AGREEMENT



                            Dated effective as of
                                 May 1, 1999


                              between and among


                              UNIT CORPORATION
                  UNIT DRILLING AND EXPLORATION COMPANY
                  MOUNTAIN FRONT PIPELINE COMPANY, INC.
                            UNIT DRILLING COMPANY
                            UNIT PETROLEUM COMPANY
                           PETROLEUM SUPPLY COMPANY
                                     and
                           UNIT ENERGY CANADA, INC.

                                  "Borrowers"

                                     and

                   BANK OF OKLAHOMA, NATIONAL ASSOCIATION

                               BANKBOSTON, N.A.

                             BANK OF AMERICA, N.A.

                          LOCAL OKLAHOMA BANK, N. A.

                                   "Banks"

                                     and

                    BANK OF OKLAHOMA, NATIONAL ASSOCIATION

                                   "Agent"

                      FIRST AMENDMENT TO LOAN AGREEMENT
                      ---------------------------------

     THIS FIRST AMENDMENT TO LOAN AGREEMENT, dated effective as of May 1, 1999 ("First Amendment"), is entered into among UNIT CORPORATION, a Delaware corporation ("Unit"), UNIT DRILLING AND EXPLORATION COMPANY, a Delaware corporation, MOUNTAIN FR ONT PIPELINE COMPANY, INC., an Oklahoma corporation, UNIT DRILLING COMPANY, an Oklahoma corporation, UNIT PETROLEUM COMPANY, an Oklahoma corporation, PETROLEUM SUPPLY COMPANY, an Oklahoma corporation, and UNIT ENERGY CANADA INC., an Alberta, Canada c orporation, each with its principal place of business at 1000 Galleria Tower 1, 7130 South Lewis, Tulsa, Oklahoma 74136 (collectively the "Borrowers") and BANK OF OKLAHOMA, NATIONAL ASSOCIATION, with principal offices at Bank of Oklahoma Tower, 7 Ea st 2nd Street, Tulsa, Oklahoma 74172 ("BOK"); BANKBOSTON, N. A., with principal offices at 100 Federal Street, Boston, Massachusetts 02110 ("BankBoston); BANK OF AMERICA, N.A., formerly known as NationsBank, N. A., with banking offices at 515 South B oulder, Tulsa, Oklahoma, 74119 ("B of A"); and LOCAL OKLAHOMA BANK, N. A., formerly known as Local Federal Bank, FSB, with principal offices at 2250 East 73rd Street, Suite 200, Tulsa, Oklahoma 74136 ("Local Oklahoma") (BOK, BankBoston, B of A and Lo cal Oklahoma each being sometimes referred to herein, individually, as a "Bank", and collectively as the "Banks"); and BOK as Agent for the Banks (in such capacity, herein referred to as the "Agent").

     WITNESSETH:

     WHEREAS, the Borrowers, BOK, Bank Boston, B of A, Local Oklahoma and the Agent are parties to that certain Loan Agreement dated as of April 30, 1998 (referred to herein as the "Loan Agreement"), pursuant to which BOK, BankBoston, B of A and L ocal Oklahoma extended to the Borrowers several but not joint revolving lines of credit in the aggregate principal amount of $100,000,000 (collectively the "Line Commitment"), all of which converts to a forty-eight
(48) month term payment (the "Ter m Commitment") on the Conversion Date therein specified; and

     WHEREAS, the Banks have agreed to continue the existing Loan Value in the principal amount of $85,000,000 through and including September 30, 1999, in accordance with the terms, provisions and conditions of the Loan Agreement and the parties hereto have agreed to certain other modifications and amendments concerning the applicable interest rates available under the Options as well as the establishment of a Fixed Rate Option available to Borrower prior to the Conversion Date as herein de scribed.

     NOW, THEREFORE, in consideration of the mutual agreements and covenants herein made, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrowers and the Banks agree as follows:

     1. Amended Definitions. The foregoing defined term in the Loan Agreement is hereby amended, as follows:

     "Fixed Rate" shall have the meaning ascribed thereto in Section 2.5(a) of this Agreement.

     "Fixed Rate Funding Segment" shall mean the portion of the outstanding principal amount of the Notes (neither less than $15,000,000 nor to exceed $50,000,000 in the aggregate) to which a Fixed Rate Option applies for the Fixed Rate term (neit her less than 2 years nor in excess of the lesser of (a) five
(5) years or (b) the months remaining until the maturity date of the Notes).

     "Fixed Rate Loans" shall mean the aggregate dollar amount of all Fixed Rate Funding Segment Line Loans advanced pursuant to Section 2.1 of this Agreement.

     "Fixed Rate Option" shall mean for each of the Banks the fixed annual percentage rate determined from time to time pursuant to the provisions of
Section 2.5(a) of this Agreement.

     "Hedge Agreements" means interest rate or commodities Swap, cap or collar agreements, interest rate future or option contracts, currency Swap agreements, currency future or option contracts and other similar interest risk management agreeme nts.

     "Indebtedness" shall mean and include any and all: (i) indebtedness, obligations and liabilities of the Borrowers to the Banks and the Agent incurred or which may be incurred hereafter pursuant to the terms of this Agreement or any of the oth er Loan Documents, and any extensions, renewals, substitutions, amendments and increases in amount thereof, including such amounts as may be evidenced by the Notes and all lawful interest, letters of credit fees, service fees, commitment fees and oth er charges, and all reasonable costs and expenses incurred in connection with the preparation, filing and recording of the Loan Documents, including attorneys fees; (ii) any and all obligations, contingent or otherwise, whether now existing or hereaf ter arising, of any one or more of the Borrowers or any affiliates or subsidiaries thereof to the Banks or any one or more of them arising under or in connection with applicable Hedge Agreements or Swaps (including without limitation, ISDA Master Ag reement[s]); (iii) all reasonable costs and expenses, including attorneys' fees, paid or incurred by the Banks or the Agent in enforcing or attempting to enforce collection of any Indebtedness and in enforcing or realizing upon or attempting to enfor ce or realize upon any collateral or security for any Indebtedness and in protecting and preserving the Banks' interest in the Indebtedness or any collateral or security for any Indebtedness in any bankruptcy or reorganization proceeding, including i nterest on all sums so expended by the Banks or the Agent accruing from the date upon which such expenditures are made until paid, at an annual rate equal to the Default Rate; (iv) sums expended by the Banks in curing any Event of Default or Default of the Borrowers under the terms of the Loan Documents or any other security agreement or other writing evidencing or securing the payment of the Notes together with interest on all sums so expended by the Banks or the Agent accruing from the date up on which such expenditures are made until paid, at an annual rate equal to the Default Rate; and (v) all "Indebtedness" or "Secured Indebtedness" as said terms are defined in each of the Loan Documents.

     "Swaps" shall mean, with respect to any Person, payment obligations with respect to interest rate or commodity swaps, currency swaps and similar obligations obligating such Person to make payments, whether periodically or upon the happening o f a contingency. For the purposes of this Agreement, the amount of the obligations under any Swap shall be the amount determined in respect thereof as of the end of the then most recently ended fiscal quarter of such Person, based on the assumption that such Swap had terminated at the end of such fiscal quarter, and in making such determination, if any agreement relating to such Swap provides for the netting of amounts payable by and to such Person thereunder or if any such agreement provides f or the simultaneous payment of amounts by and to such Person, then in each such case, the amount of such obligation shall be the net amount so determined.

     2. Notes. The form of the Notes referenced in Section 2 of the Loan Agreement and attached thereto as Exhibits A-1 (BOK), A-2 (BankBoston), A-3 (B of A) and A-4 (Local Oklahoma), respectively, remain in full force and effect and are unc hanged except for the availability of the Fixed Rate Option described in Section 2.5(a) hereof.

     3. Section 2.5 (a) of the Loan Agreement is hereby modified and amended and replaced in its entirety by the following:

          "Interest.  The Notes shall bear interest and be payable as follows:

               (a) Available Options. Except as hereinafter provided, during the period commencing on the Closing Date and continuing through the Conversion Date, interest shall accrue on that portion of the aggregate principal amount of the Notes from time to time outstanding and on any past due interest prior to an Event of Default (collectively the "Debt") according to the following interest rate matrix:

     Percentage that the Debt
     Bears to the Loan Value                         Options
     ------------------------      -------------------------------------------
                                        Prime Rate               Libor Rate
                                        ----------               ----------
     Less than 50%                 Applicable Prime Rate       Libor Rate plus
                                   or                          1.000%

     50% - up to but not           Applicable Prime Rate       Libor Rate plus
     including 75%                 or                          1.250%

     75% or more                   Applicable Prime Rate       Libor Rate plus
                                   or                          1.500%



          Except as hereinafter provided, during the period commencing on the earlier of the Conversion Date or May 1, 2002, and continuing through Maturity, interest shall accrue on the Debt according to the following interest rate matrix:



     Percentage that the Debt
     Bears to the Loan Value                         Options
     ------------------------      -------------------------------------------
                                        Prime Rate               Libor Rate
                                        ----------               ----------
     Less than 50%                 Applicable Prime Rate       Libor Rate plus
                                   or                          1.250%

     50% - up to but not           Applicabel Prime Rate       Libor Rate plus
     including 75%                 or                          1.500%

     75% or more                   Applicable Prime Rate       Libor Rate plus
                                   or                          1.750%


     Notwithstanding the foregoing, and at least three (3) Business Days prior to the Conversion Date, at Borrowers' request, pursuant to a written notice from Unit to the Agent requesting a Fixed Rate Loan (the "Fixed Rate Election Notice"), and specifying the amount and term thereof received thereby at least three (3) Business Days prior to the first date of application of the Fixed Rate (the "Fixed Rate Election Notice Date"), the Borrowers may request the selection of a Fixed Rate for the Notes pursuant to which the Agent, within two (2) Business Days of receipt of the Fixed Rate Election Notice, shall notify Unit of the Banks' Fixed Rate, subject to the terms, provisions and limitations hereinafter set forth. Fixed Rate Loans selec ted by the Borrowers in accordance herewith shall accrue interest, payable monthly on the first day of each calendar month, commencing June 1, 1999.

     As used in this Agreement, "Fixed Rate" shall mean one and three-quarters percent (1.750%) per annum above the "Swap Rate." Once selected by Unit and quoted by the Agent, the Fixed Rate may not be changed by the Borrowers as to the applicabl e advance to which it applies. The "Swap Rate" means the lowest bid rate acceptable to the applicable Bank or Banks from a Swap counterparty acceptable to the applicable Bank or Banks pursuant to Hedge Agreements, Swaps or other comparable fixed int erest rate arrangements entered into and acceptable to the applicable Bank or Banks. The right of the Borrowers to select a Fixed Rate Loan is also subject to the following: (i) the minimum principal sum thereof shall be $15,000,000 and the maximum aggregate principal sum of all outstanding Fixed Rate Loans shall be $50,000,000; (ii) the minimum term thereof shall be two (2) years and the maximum term thereof shall not extend beyond the earlier of (x) maturity date hereof (presently May 1, 2005) or five (5) years from the initial date of such Fixed Rate Loan; (iii) the amortization period for the quoted Fixed Rate shall be on an interest only basis for the specified term thereof with all principal due and payable at the expiration of such quoted term; (iv) interest shall be computed upon the actual number of days elapsed based upon a 360-day year; and (v) no partial prepayment may be made, but a prepayment in whole may be made if accompanied by the applicable Prepayment Fee, if any, o r in exchange for a Prepayment Credit, if any. The Swap Rate shall be effective as of the Fixed Rate Election Notice Date or within two (2) Business Days thereafter. Except to the extent otherwise governed by an ISDA Master Agreement(s) entered int o by certain of the Banks and the Borrowers, the "Prepayment Fee" means the amount payable by the Borrowers to the Agent for the benefit of the Banks equal to the amount which the Banks are obligated to pay to the Swap counterparty upon the Banks' t ermination of the Hedge Agreement or comparable Swap or other interest risk management agreement at the time of the Fixed Rate prepayment by the Borrowers (i.e., the "market value" of the interest rate hedge or swap is negative). Except to the exten t otherwise governed by an ISDA Master Agreement(s) entered into by certain of the Banks and the Borrowers, the "Prepayment Credit" means the amount payable by the Banks to the Borrowers equal to the amount received by the Agent on behalf of the Bank s from their Swap counterparty upon the Banks' termination of the Hedge Agreement or comparable Swap or other interest risk management agreement at the time of the Fixed Rate prepayment by the Borrowers (i.e., the "market value" of the interest rate hedge or swap is positive).

     In determining the percentage that the Debt bears to the Loan Value, the "Debt" and the "Loan Value" shall be the average of such respective amounts during the most recent calendar month preceding such determination. The Applicable Prime Rat e option described above in the matrices is hereinafter referred to as the "Prime Rate Option", the Libor Rate interest option described above in the matrices is hereinafter referred to as the "Libor Rate Option" and the Fixed Rate interest option de scribed above is hereinafter referred to as the "Fixed Rate Option". The Prime Rate Option shall be computed on the basis of a year of 365 or 366 days, as the case may be and the Libor Rate Option and the Fixed Rate Option shall be based on a year o f 360 days and actual days elapsed. Within thirty (30) days of the signing date of this First Amendment

(as opposed to the effective date of May 1, 1999), the Borrowers shall enter into a Swap, Hedge Agreement or comparable ISDA Master Agreement wit h such one or more of the Banks electing to require the same for such percentage of such Fixed Rate Option Loans as may be required by such Bank(s)."

     4. Loan Value Fixed Rate Margin Reduction. The available Borrowing Base (as redetermined pursuant to adjustments in the Loan Value from time to time pursuant to Article III of the Loan Agreement) calculated on each semi-annual Redetermi nation Date shall be reduced by the Fixed Rate Margin Reduction as determined by the Majority Banks effective as of each semi-annual Redetermination Date. "Fixed Rate Margin Reduction" shall mean the dollar amount of the risk of an interest rate inc rease on the outstanding Fixed Rate Loan advances during the next succeeding six (6) months as reasonably projected and estimated by the Majority Banks. The Agent shall notify the Borrower of the Fixed Rate Margin Reduction concurrent with the notif ication thereby of the redetermined Loan Value.

     5. Contingent Liabilities. Section 6.18(D) of the Loan Agreement is amended to read in its entirety as follows:

          "(D) Unit's limited payment guarantee to BOK (not to exceed the principal amount of $2,000,000) of the line of credit of Superior Pipeline Company, L.L.C. established with BOK in an amount not in excess of $4,000,000;".

     6. Ratifications, Representations and Warranties. The terms and provisions set forth in this First Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Loan Agreement and except as expressly modifi ed and superseded by this First Amendment, the terms and provisions of the Loan Agreement are ratified and confirmed and shall continue in full force and effect. The Borrowers and the Banks agree that the Loan Agreement, as amended hereby, shall con tinue to be legal, valid, binding and enforceable in accordance with its terms.

     7. Reference to Agreement. Each of the Loan Documents, including the Loan Agreement and any and all other agreements, documents, or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the term s of the Loan Agreement as amended hereby, are hereby amended so that any reference in such Loan Documents to the Loan Agreement shall mean a reference to the Loan Agreement as amended hereby.

     8. Costs. The Borrowers agree to pay to the Agent for the benefit of the Banks on demand all recording fees and filing costs and all reasonable attorneys fees and legal expenses incurred or accrued by the Banks in connection with the pr eparation, negotiation, closing, administration of the Loan Documents (including this First Amendment) and the filing and recording of the Security Instruments or any amendment, waiver, consent or modification to and of the Loan Documents. In any ac tion to enforce or construe the provisions of the Loan Agreement or any of the Loan Documents, the prevailing party shall be entitled to recover its reasonable attorneys' fees and all costs and expenses related thereto.

     IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed and delivered to the Agent in Tulsa, Oklahoma, effective as of the day and year first above written in multiple counterparts, each of which shall be d eemed an original and all of which shall be deemed but one and the same instrument. Delivery of an executed counterpart of a signature page to this First Amendment by telecopier or facsimile shall be as effective as delivery of a manually executed c ounterpart hereof.

"Borrowers"

UNIT CORPORATION, a Delaware corporation, UNIT DRILLING AND EXPLORATION COMPANY, a Delaware corporation, MOUNTAIN FRONT PIPELINE COMPANY, INC.,an Oklahoma corporation, UNIT PETROLEUM COMPANY, an Oklahoma corporation,
UNIT DRILLING COMPANY, an Oklahoma corporation, PETROLEUM SUPPLY COMPANY, an
Oklahoma   corporation


By__________________________________
Larry D. Pinkston, Treasurer of UNIT CORPORATION, UNIT DRILLING AND EXPLORATION COMPANY, MOUNTAIN FRONT PIPELINE COMPANY, INC., UNIT PETROLEUM COMPANY, UNIT DRILLING COMPANY, PETROLEUM SUPPLY COMPANY



                                       "Banks"

                                       BANK OF OKLAHOMA, NATIONAL
                                       ASSOCIATION


                                       By_______________________________
                                         Pam Schloeder, Vice President

                                       P. O. Box 2300
                                       Tulsa, Oklahoma  74192
                                       "Agent"



                                       BANK OF OKLAHOMA, NATIONAL
                                       ASSOCIATION


                                       By_______________________________
                                         Pam Schloeder, Vice President

                                       P. O. Box 2300
                                       Tulsa, Oklahoma 74192

                                       BANKBOSTON, N.A.


                                       By_______________________________
                                         Its:________________________

                                       P.O. Box 2016
                                       100 Federal Street
                                       Energy & Utility Division 01-08-02
                                       Boston, Massachusetts  02110


                                       BANK OF AMERICA, N.A.


                                       By_______________________________
                                         Glenn A. Elrod,
                                         Senior Vice President

                                       P. O. Box 2360
                                       Tulsa, Oklahoma  74101-2360


                                       LOCAL OKLAHOMA BANK, N. A.


                                       By_______________________________
                                         James N. Young, Jr.,
                                         Executive Vice President

                                       2250 East 73rd Street
                                       Suite 200
                                       Tulsa, Oklahoma  74136